                                                                    EXHIBIT 99.2

                                AUTONATION, INC.
                    UNAUDITED CONSOLIDATED INCOME STATEMENTS
                     ($ in millions, except per share data)



                                                                Three Months Ended June 30,      Six Months Ended June 30,
                                                                ---------------------------      -------------------------
                                                                    2003            2002            2003            2002
                                                                 ---------       ---------       ---------       ---------
Revenue:
    New vehicle                                                  $ 3,091.4       $ 2,980.2       $ 5,700.9       $ 5,793.3
    Used vehicle                                                     988.1           998.7         1,894.8         1,945.7
    Parts and service                                                621.3           622.6         1,220.7         1,234.5
    Finance and insurance                                            141.1           133.4           263.3           254.5
    Other                                                            226.7           280.7           448.2           538.3
                                                                 ---------       ---------       ---------       ---------
Total revenue                                                      5,068.6         5,015.6         9,527.9         9,766.3
                                                                 ---------       ---------       ---------       ---------

Cost of sales:
    New vehicle                                                    2,867.9         2,744.5         5,280.4         5,335.7
    Used vehicle                                                     879.2           893.5         1,682.3         1,732.0
    Parts and service                                                349.7           349.9           688.4           697.0
    Other                                                            199.7           258.6           396.6           492.6
                                                                 ---------       ---------       ---------       ---------
Total cost of sales                                                4,296.5         4,246.5         8,047.7         8,257.3
                                                                 ---------       ---------       ---------       ---------

Gross profit                                                         772.1           769.1         1,480.2         1,509.0

Selling, general and administrative expenses                         548.9           555.6         1,071.9         1,103.7
Depreciation                                                          16.9            16.9            33.8            32.6
Amortization                                                           0.4             0.8             1.0             1.4
Loan and lease underwriting income, net                               (3.1)           (2.7)           (6.0)           (2.9)
Other losses                                                           2.1             1.9             2.4             2.3
                                                                 ---------       ---------       ---------       ---------

Operating income                                                     206.9           196.6           377.1           371.9

Floorplan interest expense                                           (19.5)          (18.5)          (39.0)          (36.7)
Interest expense - IRS settlement                                     (5.9)             --            (7.8)             --
Other interest expense                                               (14.7)          (12.1)          (28.4)          (23.8)
Interest income                                                        0.9             2.8             2.0             6.1
Other income (expense)                                                 5.2            (0.7)            6.3            (0.9)
                                                                 ---------       ---------       ---------       ---------

Income from continuing operations before income taxes                172.9           168.1           310.2           316.6

Provision for income taxes                                            66.6            64.3           119.5           121.1
Income tax benefit from IRS settlement                                  --              --          (127.5)             --
                                                                 ---------       ---------       ---------       ---------
Net tax provision (benefit) - continuing operations                   66.6            64.3            (8.0)          121.1
                                                                 ---------       ---------       ---------       ---------

Net income from continuing operations                                106.3           103.8           318.2           195.5

Loss from discontinued operations, net of income taxes                  --              --           (12.3)             --
                                                                 ---------       ---------       ---------       ---------

Net income before cumulative effect of accounting change             106.3           103.8           305.9           195.5

Cumulative effect of accounting change, net of income taxes             --              --           (14.6)             --
                                                                 ---------       ---------       ---------       ---------

Net income                                                       $   106.3       $   103.8       $   291.3       $   195.5
                                                                 =========       =========       =========       =========


Diluted earnings per share:
    Continuing operations                                        $    0.37       $    0.32       $    1.10       $    0.60
    Discontinued operations                                             --              --           (0.04)             --
    Cumulative effect of accounting change                              --              --           (0.05)             --
                                                                 ---------       ---------       ---------       ---------
    Net income                                                   $    0.37       $    0.32       $    1.01       $    0.60
                                                                 =========       =========       =========       =========

Weighted average common and common
     equivalent shares outstanding                                   285.2           328.8           289.6           327.4
                                                                 =========       =========       =========       =========

Common shares outstanding                                            274.6           318.5           274.6           318.5
                                                                 =========       =========       =========       =========


                                AUTONATION, INC.
                          UNAUDITED SUPPLEMENTARY DATA
              ($ in millions, except gross profit per vehicle data)




                                   Three Months Ended June 30,                           Six Months Ended June 30,
                           -------------------------------------------------  ----------------------------------------------------
OPERATING HIGHLIGHTS          2003          2002      $ Variance  % Variance     2003          2002        $ Variance   % Variance
--------------------       ----------    ----------   ----------  ----------  ----------    ----------     ----------   ----------


Revenue:
  New vehicle              $  3,091.4    $  2,980.2    $    111.2     3.7    $  5,700.9    $  5,793.3    $    (92.4)     (1.6)
  Used vehicle                  988.1         998.7         (10.6)   (1.1)      1,894.8       1,945.7         (50.9)     (2.6)
  Parts and service             621.3         622.6          (1.3)   (0.2)      1,220.7       1,234.5         (13.8)     (1.1)
  Finance and insurance         141.1         133.4           7.7     5.8         263.3         254.5           8.8       3.5
  Other                         226.7         280.7         (54.0)  (19.2)        448.2         538.3         (90.1)    (16.7)
                           ----------    ----------    ----------            ----------    ----------    ----------
                           $  5,068.6    $  5,015.6    $     53.0     1.1    $  9,527.9    $  9,766.3    $   (238.4)     (2.4)
                           ==========    ==========    ==========            ==========    ==========    ==========


Gross profit:
  New vehicle              $    223.5    $    235.7    $    (12.2)   (5.2)   $    420.5    $    457.6    $    (37.1)     (8.1)
  Used vehicle                  108.9         105.2           3.7     3.5         212.5         213.7          (1.2)     (0.6)
  Parts and service             271.6         272.7          (1.1)   (0.4)        532.3         537.5          (5.2)     (1.0)
  Finance and insurance         141.1         133.4           7.7     5.8         263.3         254.5           8.8       3.5
  Other                          27.0          22.1           4.9    22.2          51.6          45.7           5.9      12.9
                           ----------    ----------    ----------            ----------    ----------    ----------
                                772.1         769.1           3.0     0.4       1,480.2       1,509.0         (28.8)     (1.9)

Selling, general and
  administrative expenses       548.9         555.6           6.7     1.2       1,071.9       1,103.7          31.8       2.9

Depreciation                     16.9          16.9            --                  33.8          32.6          (1.2)
Amortization                      0.4           0.8           0.4                   1.0           1.4           0.4
Loan and lease
  underwriting income, net       (3.1)         (2.7)          0.4                  (6.0)         (2.9)          3.1
Other losses                      2.1           1.9          (0.2)                  2.4           2.3          (0.1)
                           ----------    ----------    ----------            ----------    ----------    ----------
 Operating income               206.9         196.6          10.3     5.2         377.1         371.9           5.2       1.4

Floorplan interest expense      (19.5)        (18.5)         (1.0)   (5.4)        (39.0)        (36.7)         (2.3)      6.3
Interest expense -
  IRS settlement                 (5.9)           --          (5.9)                 (7.8)           --          (7.8)
Other interest expense          (14.7)        (12.1)         (2.6)  (21.5)        (28.4)        (23.8)         (4.6)     19.3
Interest income                   0.9           2.8          (1.9)  (67.9)          2.0           6.1          (4.1)    (67.2)
Other income (expense)            5.2          (0.7)          5.9                   6.3          (0.9)          7.2
                           ----------    ----------    ----------            ----------    ----------    ----------
  Income from continuing
    operations before
    income taxes           $    172.9    $    168.1    $      4.8     2.9    $    310.2    $    316.6    $     (6.4)    ((2.0)
                           ==========    ==========    ==========            ==========    ==========    ==========

Retail vehicle sales:
     New                      109,684       110,138          (454)   (0.4)      203,466       213,945       (10,479)     (4.9)
     Used                      65,857        64,745         1,112     1.7       125,573       127,570        (1,997)     (1.6)
                           ----------    ----------    ----------            ----------    ----------    ----------
                              175,541       174,883           658     0.4       329,039       341,515       (12,476)     (3.7)
                           ==========    ==========    ==========            ==========    ==========    ==========

Revenue per vehicle
  retailed:
     New                   $   28,185    $   27,059    $    1,126     4.2    $   28,019    $   27,078    $      940       3.5
     Used                  $   15,004    $   15,425    $     (421)   (2.7)   $   15,089    $   15,252    $     (163)     (1.1)

Gross profit per vehicle
  retailed:
     New                   $    2,038    $    2,140    $     (102)   (4.8)   $    2,067    $    2,139    $      (72)     (3.4)
     Used                  $    1,654    $    1,625    $       29     1.8    $    1,692    $    1,675    $       17       1.0
     Finance and
       insurance           $      804    $      763    $       41     5.4    $      800    $      745    $       55       7.4



          OPERATING PERCENTAGES                  Three Months Ended June 30,   Six Months Ended June 30,
          ---------------------                  ---------------------------   -------------------------
                                                    % 2003     % 2002               % 2003     % 2002
                                                    -----      -----                -----      -----
Revenue mix percentages:
  New vehicle                                        61.0       59.4                 59.8       59.3
  Used vehicle                                       19.5       19.9                 19.9       19.9
  Parts and service                                  12.3       12.4                 12.8       12.6
  Finance and insurance                               2.8        2.7                  2.8        2.6
  Other                                               4.4        5.6                  4.7        5.6
                                                    -----      -----                -----      -----
                                                    100.0      100.0                100.0      100.0
                                                    =====      =====                =====      =====


Operating items as a percentage of revenue:
  Gross profit:
     New vehicle                                      7.2        7.9                  7.4        7.9
     Used vehicle                                    11.0       10.5                 11.2       11.0
     Parts and service                               43.7       43.8                 43.6       43.5
     Finance and insurance                          100.0      100.0                100.0      100.0
     Other                                           11.9        7.9                 11.5        8.5
       Total                                         15.2       15.3                 15.5       15.5
  Selling, general and administrative expenses       10.8       11.1                 11.3       11.3
  Operating income                                    4.1        3.9                  4.0        3.8

Operating items as a percentage of total
  gross profit:
  Selling, general and administrative expenses       71.1       72.2                 72.4       73.1
  Operating income                                   26.8       25.6                 25.5       24.6

                                AUTONATION, INC.
                     UNAUDITED SUPPLEMENTARY DATA, Continued
                     ($ in millions, except per share data)




       Cash Flow Information              Three Months Ended June 30,               Six Months Ended June 30,
       ---------------------              ---------------------------               -------------------------
                                              2003          2002                        2003          2002
                                            -------        ------                     -------       -------
Capital expenditures, excluding property
    operating lease buy-outs                $  25.4        $ 31.3                     $  49.3       $  60.0
Property operating lease buy-outs           $   1.0        $   --                     $   9.8       $   5.4
Stock repurchases                           $ 148.8        $115.2                     $ 353.4       $ 151.1
Acquisitions                                $    --        $  3.9                     $  45.1       $ 131.6
Proceeds from exercises of stock options    $  25.8        $ 54.5                     $  38.7       $  74.7




   Floorplan Assistance and Expense              Three Months Ended June 30,                    Six Months Ended June 30,
   --------------------------------       -----------------------------------------        ---------------------------------
                                           2003                2002        Variance         2003          2002      Variance
                                          ------              ------       --------        ------        ------     --------
Floorplan assistance (included in
  cost of operations)                     $ 30.6              $ 33.5        $ (2.9)        $(59.0)       $ 63.0      $ (4.0)
Floorplan interest expense                 (19.5)              (18.5)         (1.0)         (39.0)        (36.7)       (2.3)
                                          ------              ------        ------         ------        ------      ------

  Net inventory carrying benefit (cost)   $ 11.1              $ 15.0        $ (3.9)        $(20.0)       $ 26.3      $ (6.3)
                                          ======              ======        ======         ======        ======      ======




         Balance Sheet and Other Highlights
         ----------------------------------
                                                  June 30, 2003    December 31, 2002   June 30, 2002
                                                  -------------    -----------------   -------------
  Cash and cash equivalents                         $   235.4          $   176.2         $   100.2
  Inventory                                         $ 2,809.3          $ 2,598.4         $ 2,507.3
  Floorplan notes payable                           $ 2,603.2          $ 2,302.5         $ 2,142.3
  Non-vehicle debt                                  $   740.9          $   651.3         $   649.4
  Equity                                            $ 3,885.5          $ 3,910.2         $ 3,958.9
  Days supply (industry standard of selling,
   days, including fleet):
       New                                            65 days            63 days           56 days
  Days supply (trailing 30 days):
       New                                            72 days            79 days           66 days
       Used                                           34 days            40 days           38 days



  Comparable Basis Reconciliation                                Net Income              Diluted Earnings Per Share
  -------------------------------                        -------------------------       --------------------------
                                                         Six Months Ended June 30,       Six Months Ended June 30,
                                                         -------------------------       -------------------------
                                                           2003             2002            2003          2002
                                                         -------          -------          ------        ------
  Net income, as reported                                $ 291.3          $ 195.5          $ 1.01          0.60

   Discontinued operations                                  12.3               --            0.04            --
   Cumulative effect of accounting change                   14.6               --            0.05            --
                                                         -------          -------          ------        ------
  Net income from continuing operations, as reported       318.2            195.5            1.10          0.60
   Income tax benefit from IRS settlement                 (127.5)              --           (0.44)           --
                                                         -------          -------          ------        ------
  Net income, excluding income tax benefit from
      IRS Settlement                                     $ 190.7          $ 195.5          $ 0.66        $ 0.60
                                                         =======          =======          ======        ======



                                AUTONATION, INC.
                           UNAUDITED SAME STORE DATA
             ($ in millions, except gross profit per vehicle data)




                                     Three Months Ended June 30,                        Six Month Ended June 30,
                         ----------------------------------------------------   ---------------------------------------------------
OPERATING HIGHLIGHTS        2003         2002       $ Variance     % Variance     2003         2002        $ Variance   % Variance
--------------------     ----------   ----------    ----------     ----------   ----------   ----------    -----------  -----------
Revenue:
     New vehicle         $  3,038.1   $  2,958.4    $     79.7           2.7    $  5,585.6   $  5,749.7        (164.1)    (2.9)
     Used vehicle             973.5        985.7         (12.2)         (1.2)      1,858.7      1,922.5         (63.8)    (3.3)
     Parts and service        612.7        614.4          (1.7)         (0.3)      1,195.9      1,216.8         (20.9)    (1.7)
     Finance and
       insurance              138.7        131.8           6.9           5.2         258.3        251.4           6.9      2.7
     Other                    203.0        273.1         (70.1)        (25.7)        411.6        522.8        (111.2)   (21.3)
                         ----------   ----------    ----------                  ----------   ----------        ------
                         $  4,966.0   $  4,963.4    $      2.6           0.1    $  9,310.1   $  9,663.2        (353.1)    (3.7)
                         ==========   ==========    ==========                  ==========   ==========        ======


Gross profit:
     New vehicle         $    220.4   $    234.0    $    (13.6)         (5.8)   $    412.9   $    454.2    $    (41.3)    (9.1)
     Used vehicle             107.7        104.0           3.7           3.6         209.3        211.6          (2.3)    (1.1)
     Parts and service        267.7        269.0          (1.3)         (0.5)        520.8        529.6          (8.8)    (1.7)
     Finance and
       insurance              138.7        131.8           6.9           5.2         258.3        251.4           6.9      2.7
     Other                     22.2         19.4           2.8          14.4          42.0         40.5           1.5      3.7
                         ----------   ----------    ----------                  ----------   ----------        ------
                         $    756.7   $    758.2    $     (1.5)         (0.2)   $  1,443.3   $  1,487.3    $    (44.0)    (3.0)
                         ==========   ==========    ==========                  ==========   ==========        ======

Store selling, general
  and administrative
  expenses, excluding
  depreciation
  and amortization       $    506.3   $    510.3    $      4.0           0.8    $    977.9   $  1,013.7    $     35.8      3.5
                         ==========   ==========    ==========                  ==========   ==========        ======



Retail vehicle sales:
        New                 107,796      109,238        (1,442)         (1.3)      199,780      212,181       (12,401)    (5.8)
        Used                 64,737       63,702         1,035           1.6       123,293      125,683        (2,390)    (1.9)
                         ----------   ----------    ----------                  ----------   ----------        ------
                            172,533      172,940          (407)         (0.2)      323,073      337,864       (14,791)    (4.4)
                         ==========   ==========    ==========                  ==========   ==========        ======

Revenue per vehicle
  retailed:
        New              $   28,184   $   27,082    $    1,102           4.1    $   27,959   $   27,098    $      861      3.2
        Used             $   15,038   $   15,474    $     (436)         (2.8)   $   15,075   $   15,296    $     (221)    (1.4)

Gross profit per
  vehicle retailed:
        New              $    2,045   $    2,142    $      (97)         (4.5)   $    2,067   $    2,141    $      (74)    (3.5)
        Used             $    1,664   $    1,633    $       31           1.9    $    1,698   $    1,684    $       14      0.8
        Finance and
          insurance      $      804   $      762    $       42           5.5    $      800   $      744    $       56      7.5






                                                                        Three Months Ended June 30,   Six Months Ended June 30,
                                                                        ---------------------------   -------------------------
OPERATING PERCENTAGES                                                      % 2003           % 2002      % 2003         % 2002
---------------------                                                       -----           -----       -----           -----
Revenue mix percentages:
     New vehicle                                                             61.2            59.6        60.0            59.5
     Used vehicle                                                            19.6            19.9        20.0            19.9
     Parts and service                                                       12.3            12.4        12.8            12.6
     Finance and insurance                                                    2.8             2.7         2.8             2.6
     Other                                                                    4.1             5.4         4.4             5.4
                                                                            -----           -----       -----           -----
                                                                            100.0           100.0       100.0           100.0
                                                                            =====           =====       =====           =====


Operating items as a percentage of revenue:
     Gross Profit:
        New vehicle                                                           7.3             7.9         7.4             7.9
        Used vehicle                                                         11.1            10.6        11.3            11.0
        Parts and service                                                    43.7            43.8        43.5            43.5
        Finance and insurance                                               100.0           100.0       100.0           100.0
        Other                                                                10.9             7.1        10.2             7.7
          Total                                                              15.2            15.3        15.5            15.4
     Store selling, general and administrative expenses,
           excluding depreciation and amortization                           10.2            10.3        10.5            10.5

Operating items as a percentage of total gross profit:
     Store selling, general and administrative expenses,
           excluding depreciation and amortization                           66.9            67.3        67.8            68.2

